Exhibit 21.1

DELPHI AUTOMOTIVE PLC
All Subsidiaries

Entity Name	Jurisdiction
Delphi Automotive Holdings Limited	United Kingdom
Delphi Automotive LLP	United Kingdom
Delphi Global Holdings Limited	United Kingdom
Delphi Automotive Holdings US Limited	Jersey
Delphi Corporation	Delaware
Delphi Financial Holdings LLP	England and Wales
Delphi UK Financial Services LLP	England and Wales
Delphi Holdings, LLC	Delaware
Delphi Automotive Systems, LLC	Delaware
Delphi Insurance Limited	Ireland
Delphi Trade Management, LLC	Delaware
Delphi Connection Systems, LLC	Delaware
Delphi Connection Systems Holdings LLC	Delaware
Delphi Connection Systems - Tijuana, S.A. de C.V.	Mexico
Delphi Holdfi UK Limited	United Kingdom
Delphi Financial Holdings, LLC	Delaware
Delphi International Services Company, LLC	Delaware
Delphi Medical Systems, LLC	Delaware
Delphi Technologies, Inc.	Delaware
Monarch Antenna, Inc.	Michigan
SpaceForm Welding Solutions, Inc.	Michigan
Delphi Properties Management LLC	Delaware
Delphi Global Real Estate Services, LLC	Delaware
HE Microwave LLC*	Delaware
Delphi International Holdings LLP	United Kingdom
Delphi Global Holdings Limited	United Kingdom
Delphi Global Investments LLP	United Kingdom
Delphi Financial Services Luxembourg S.à r.l.	Luxembourg
Delphi International Holdings S.à r.l.	Luxembourg
Delphi International S.à r.l.	Luxembourg
Closed Joint Stock Company PES/SCC*	Russian Federation
Delphi Asia Pacific S.à r.l.	Luxembourg
Delphi Automotive Systems Australia Ltd.	Australia
Delphi Automotive Systems Japan, Ltd.	Japan
Delphi Automotive Systems Private Ltd.	India
Delphi Packard Argentina S.A.	Argentina
Delphi UK Investments Limited	England & Wales
Delphi Automotive Systems Singapore Pte Ltd	Singapore
Delphi (China) Technical Centre Co. ltd.	Peoples Republic of China
Delphi Automotive Systems (Thailand) Ltd.	Thailand
Delphi Automotive Systems Singapore Investments Pte Ltd	Singapore
Alliance Friction Technology Pvt Ltd.	India
Delphi-TVS Diesel Systems Ltd.*	India

*Entity is Joint Venture
• Entity in Liquidation

Exhibit 21.1

Delphi Automotive Taiwan Ltd.	Taiwan
Delphi China LLC	Delaware
Beijing Delphi Wan Yuan Engine Management Systems Company, Ltd.*	Peoples Republic of China
Delphi Automotive Systems (China) Holding Company Limited	Peoples Republic of China
Beijing Delphi Technology Development Company, Ltd.	Peoples Republic of China
Delphi Electrical Centers (Shanghai) Co., Ltd.	Peoples Republic of China
Delphi Electronics (Suzhou) Co. Ltd.	Peoples Republic of China
Delphi Packard Electric Systems Company Ltd.*	Peoples Republic of China
Delphi Packard Tanger SA	Morocco
Shanghai Delphi Automotive Air-Conditioning Systems Co., Ltd.*	Peoples Republic of China
Shenyang Delphi Automotive Air- Conditioning Co. Ltd.	Peoples Republic of China
Wuhan Shenlong Automotive Air-conditioning Co. Ltdl	Peoples Republic of China
Delphi Shanghai Dynamics and Propulsion Systems Co., Ltd	Peoples Republic of China
Delphi Diesel Systems (Yantai) Co. Ltd.	Peoples Republic of China
Delphi Trading (Shanghai) Company Limited	Peoples Republic of China
Shanghai Delphi Emission Control Systems Company, Ltd.*	Peoples Republic of China
Delphi Canada, Inc.	Canada
Delphi Diesel Systems Pakistan (Private) Limited	Pakistan
Delphi Holdings Spain S.L.	Spain
Delphi Diesel Systems S.L.	Spain
Delphi Packard Espana S.A.	Spain
Delphi Global Holdings S.àr.l.	Luxembourg
Daewoo Motor Co., Ltd.	Korea
Delphi Controladora, S. de R.L. de C.V.	Mexico
Alambrados y Circuitos Eléctricos, S.A. de C.V.	Mexico
Proveedora de Electricidad de Occidente, S.A. de C.V.	Mexico
Centro Técnico Herramental, S.A. de C.V.	Mexico
Delphi Alambrados Automotrices, S.A. de C.V.	Mexico
Delphi Automotive Systems, S.A. de C.V.	Mexico
Delphi Cableados, S.A. de C.V.	Mexico
Delphi de Mexico, S.A. de C.V.	Mexico
Delphi Diesel Systems, S.A. de C.V.	Mexico
Delphi Diesel Systems Service, Mexico, S.A. de C.V.*	Mexico
Delphi Ensamble de Cables y Componentes, S. de R.L. de C.V.	Mexico
Delphi Interior Systems de Mexico, S.A. de C.V.	Mexico
Termoelectrica del Golfo, S. de R.L. de C.V.	Mexico
Delphi Sistemas de Energia, S.A. de C.V.	Mexico

*Entity is Joint Venture
• Entity in Liquidation

Exhibit 21.1

Electricidad del Istmo, S. de R.L. de C.V.	Mexico
Productos Delco de Chihuahua, S.A. de C.V.	Mexico
Rio Bravo Eléctricos, S.A. de C.V.	Mexico
Sistemas Eléctricos y Conmutadores, S.A. de C.V.	Mexico
Holdcar S.A.	Argentina
Electrotecnica Famar S.A.C.I.I.E.	Argentina
Famar Fueguina, S.A.	Argentina
Delphi International Operations Luxembourg S.á r.l.	Luxembourg
Ondas Media, S.A.	Spain
Delphi Global Services S.à r.l.	Luxembourg
Delphi Packard Kenitra	Morocco
Delphi (UK) Holdings Limited	England and Wales
Delphi Automotive Operations UK Limited	England and Wales
Delphi Holdfi Holdings S.àr.l.	Luxembourg
Delphi Automotive Systems UK Limited	England and Wales
Delphi Automotive Systems (UK) Pension Trustees Limited	England and Wales
Delphi Lockheed Automotive Limited	England and Wales
Delphi Lockheed Automotive Pension Trustees Limited	England and Wales
DEOC Pension Trustees Limited	England and Wales
Delphi Diesel Systems Limited	England and Wales
Delphi Diesel Systems Pension Trustees Limited	England and Wales
Delphi Electronics Overseas Company Ltd.	United Kingdom
Delphi Financial Services, LLC	Delaware
Radclive Holdings Limited	United Kingdom
Hartridge Limited	United Kingdom
Delphi Deutschland Technologies GmbH	Germany
Delphi Deutschland GmbH	Germany
Delphi Automotive Systems - Portugal S.A.	Portugal
Delphi Deutschland Services GmbH	Germany
Delphi Deutschland Electronics Services GmbH	Germany
Delphi Packard Romania SRL	Romania
Delphi Packard Moldova Noua S.R.L.	Romania
Mecel AB	Sweden
Interessengemeinschaft fur Rundkfunkschutzrechte GmbH	Germany
Interessengemeinschaft fur Rundkfunkschutzrechte GmbH Schutzrechtsverwertung & Co. KG	Germany
PROSTEP AG	Germany
Stadeln Genehmigungshaltergesellschaft mbH	Germany
Unterstutzungsgesellschaft mbH	Germany
Delphi Packard Electric Ceska Republika, S.R.O.	Czech Republic
Delphi Holding GmbH	Austria
Closed Joint Stock Company “Delphi Samara”	Russia
Delphi Automotive Systems Limited Sirketi	Turkey
Delphi Otomotiv Sistemleri Sanayi ve Ticaret Anonim Sirket	Turkey
Delphi Automotive Systems Austria GmbH	Austria
Delphi Packard Austria GmbH & Co. KG	Austria
Delphi Hungary Kft	Hungary

*Entity is Joint Venture
• Entity in Liquidation

Exhibit 21.1

Delphi Thermal Hungary Ltd.	Hungary
Delphi Hungary Services Kft	Hungary
Delphi Automotive Systems Luxembourg S.A.	Luxembourg
Delphi Automotive Systems Maroc	Morocco
Delphi Automotive Systems Sweden AB	Sweden
Delphi Belgium N.V.	Belgium
Delphi Diesel Systems Romania Srl	Romania
D2 Industrial Development and Production SRL	Romania
Delphi France Holding SAS	France
Delphi Automotive Systems Dix SAS	France
Delphi France SAS	France
Delphi Italia Automotive Systems S.r.l.	Italy
Delphi Powertrain Systems Korea Ltd.*	Korea
Delphi Connection Systems Holding SAS	France
Delphi Connection Systems Korea LLC	Korea
Delphi Connection Systems Spain SL	Spain
Delphi Connection Systems UK Limited	United Kingdom
Delphi Connection Systems Belgium NV	Belgium
Delphi Connection Systems Italia S.P.A.	Italy
Delphi Connection Systems France SA	France
Delphi Connection Systems Austria GmbH	Austria
Delphi Connection Systems Hungary Kft	Hungary
Delphi Connection Systems Holding Deutschland GmbH	Germany
Delphi Connection Systems Deutschland GmbH	Germany
Delphi Connection Systems Netherlands Holding B.V.	Netherlands
Delphi Connection Systems Ireland BV	Netherlands
Delphi Connection Systems Japan Ltd.	Japan
Delphi Connection Systems US, Inc.	Delaware
Delphi Connection Systems Mexico S. de R.L. de C.V.	Mexico
Delphi Connection Systems India Limited	India
Delphi Automotive Systems Honduras S. de R.L. de C.V.	Honduras
Delphi Connection Systems Holding Hong Kong Ltd.	Hong Kong
Delphi Connection Systems Nantong Ltd.	Peoples Republic of China
Delphi Connection Systems Shanghai Ltd.	Peoples Republic of China
Delphi Global Investments S.àr.l.	Luxembourg
Delphi Poland S.A.	Poland
Delphi Polska Park Technologiczny sp. z.o.o.	Poland
Delphi Polska Park Technologiczny sp. z.o.o. sp. k.	Poland
Delphi Luxembourg Investments S.àr.l.	Luxembourg
Delphi Automotive Operations UK Limited	England and Wales
Delphi Holdfi Luxembourg S.àr.l.	Luxembourg
Delphi Slovensko s.r.o.	Slovak Republic
Delphi Technologies Holding S.á r.l.	Luxembourg
Delphi International Investments, LLC	Delaware
Delphi Korea LLC	Korea
Delphi Latin America S.á r.l.	Luxembourg
Delphi Automotive Systems do Brasil Ltda.	Brazil
Noteco Comércio e Participacoes Ltda.	Brazil
BGMD Servicos Automotivos Ltda.	Brazil

*Entity is Joint Venture
• Entity in Liquidation

Exhibit 21.1

Delphi Netherlands Holding B.V.	Netherlands
Delphi Automotive Systems (Netherlands) B.V.	Netherlands
Delphi Mexican Holdings LLC	Michigan
AS Catalizadores Ambientales S.A. de C.V.	Mexico
Delphi Delco Electronics de Mexico, S.A. de C.V.	Mexico
Promotora de Partes Electricas Automotrices S.A. De C.V.*	Mexico
Arcomex S.A. de C.V.	Mexico
Arness Electricos Automotrices, S.A. de C.V.	Mexico
Autoensambles y Logistica, S.A. de C.V.	Mexico
Gabriel de Mexico, S.A. de C.V.	Mexico
Inmobiliaria Marlis, S.A.*	Mexico
Inmiebles Wagon, S.A.*	Mexico
Cablena S.L.	Spain
Cordaflex España, S.A.	Spain
Cordaflex, S.A. de C.V.	Mexico
Delphi Packard Electric (Malaysia) Sdn. Bhd.*	Malaysia
Delphi Packard Electric Sielin Argentina S.A.	Argentina
Delphi Saginaw Steering Systems UK Limited	England & Wales
Korea Delphi Automotive Systems Corporation	Korea
Changshu KDAC Co., Ltd.	Peoples Republic of China
KDAC (Thailand) Company Limited	Thailand
Jilin Kdac Co., Ltd.*	Peoples Republic of China
KDAC India Auto Parts Private Limited	India
P.T. Delphi Automotive Systems Indonesia	Indonesia
PT Delphi EEA Indonesia*	Indonesia
Packard Korea Inc.*	Korea
Daehan Electronics Yantai Co., Ltd.	Peoples Republic of China
TECCOM GmbH	Germany
TecDoc Information Systems GmbH	Germany

*Entity is Joint Venture
• Entity in Liquidation